UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2011

CB RICHARD ELLIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 405-8900

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CB Richard Ellis Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously disclosed, on February 15, 2011, CB Richard Ellis, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and other affiliates of the Company entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with ING Real Estate Investment Management Holding B.V., a private limited liability company established under the laws of the Netherlands (“ING REIM”), and others, under which the Company agreed to indirectly acquire substantially all of ING REI Clarion Holding, Inc., a Delaware corporation and wholly-owned subsidiary of ING REIM (“CRES”) after the sale or transfer by ING REIM of the Clarion Partners business unit of CRES (which ING REIM completed on June 9, 2011). In addition, the Company agreed to indirectly acquire certain assets held by Nationale-Nederlanden Intervest II, B.V., a private limited liability company established under the law of the Netherlands, in three ING REIM managed funds (“CRES Co-Investment Assets”, and the purchase of CRES together with the purchase of the CRES Co-Investment Assets, the “Transaction”). On July 1, 2011, the Company completed the Transaction, acquiring CRES for $323,895,579 and CRES Co-Investment Assets for an aggregate amount of $58,565,858, each in cash.

Representations and Warranties

The foregoing description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Purchase Agreement, which was filed as Exhibit 1.01 to the Company’s Current Report on Form 8-K, dated February 16, 2011 and is incorporated herein by reference. The Share Purchase Agreement has been incorporated by reference to provide investors and stockholders with information regarding its terms. The Share Purchase Agreement is not intended to provide any other factual information about the Company. The Share Purchase Agreement contains representations and warranties that the parties to the Share Purchase Agreement made to and solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Share Purchase Agreement. Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, as they were only made as of the date of the Share Purchase Agreement and are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of such representations and warranties may have changed after the date of the Share Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

2.01	Share Purchase Agreement, dated as of February 15, 2011, by and among ING Real Estate Investment Management Holding B.V. and others, CB Richard Ellis, Inc. and others (previously filed by the Company on its Current Report on Form 8-K on February 16, 2011 and incorporated herein by reference)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2011	CB RICHARD ELLIS GROUP, INC.

	By:	/s/ GIL BOROK
Gil Borok
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.01	Share Purchase Agreement, dated as of February 15, 2011, by and among ING Real Estate Investment Management Holding B.V. and others, CB Richard Ellis, Inc. and others (previously filed on a Current Report on Form 8-K on February 16, 2011 and incorporated herein by reference)